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                            THE BRADFORD FUNDS, INC.
                             THE BRADFORD MONEY FUND

                       Supplement dated July 28, 2000, to
                         Prospectus dated April 28, 2000

         Capitalized terms used herein have the meaning assigned to them in the Prospectus.

         It is currently expected that on or about August 11, 2000, all of the shares of the Fund held by each shareholder of the Fund as of that date will be redeemed in kind and the proceeds reinvested in an appropriate PaineWebber money market fund. It is expected that promptly thereafter the Company and the Fund will be dissolved and their affairs wound up. For more information about the PaineWebber money market funds, please contact your Bradford account representative.



                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE